UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2023 (May 3, 2023)

BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

50 Hudson Yards
New York, New York 10001
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BKCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting:

On May 3, 2023, the Registrant held its 2023 annual meeting of stockholders (the "Annual Meeting"). The proposals considered at the Annual Meeting are described in detail in the Registrant's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 15, 2023 (the "Annual Proxy"). As of March 6, 2023, the record date, 72,571,907 shares of common stock were eligible to vote.

First Proposal. The Registrant's stockholders elected two directors of the Company (the "Class I Directors"), each of whom will serve until the 2026 Annual Meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The Class I Directors were elected pursuant to the voting results set forth below:

Name	For	Withheld

John R. Baron	16,572,096	6,020,225
Jerrold B. Harris	16,260,194	6,332,127

Broker Non-Vote 26,036,190 shares

Second Proposal. The Registrant's stockholders ratified the selection of Deloitte & Touche LLP to serve as the Registrant's independent registered public accounting firm for the year ending December 31, 2023, as set forth below:

For	Against	Abstain
46,008,625	960,456	1,659,430

Broker Non-Vote 0 shares

Special Meeting:

On May 3, 2023, the Registrant convened its special meeting of stockholders (the “Special Meeting”) to vote on a proposal to authorize the Registrant, with the approval of the Registrant’s board of directors, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Registrant’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement for the Special Meeting (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Registrant’s then outstanding common stock immediately prior to each such sale).  Because a quorum was not present at the Special Meeting, the Registrant closed the Special Meeting without conducting any business and, as a result, the proposal did not pass.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: May 4, 2023	By:	/s/ Chip Holladay
Name: Chip Holladay
Title: Interim Chief Financial Officer and Treasurer